Exhibit 99.1

Updated: August 21, 2014

Revisions Noted in Bold

Dynamically positioned *

											Dayrate on	Dayrate on
				Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)

High Specification Floaters: Transocean Partners LLC

Discoverer Clear Leader	(15)
Discoverer Inspiration	(15)	Please refer to Transocean Partners LLC (NYSE: RIGP) Fleet Status Report.
Development Driller III	(15)

High Specification Floaters: Ultra-Deepwater

Deepwater Asgard		ship	*	2014	12,000	40,000	TBA	TBA	Aug-14	Jul-17	600,000	N/A
Deepwater Invictus	(6), (16)	ship	*	2014	12,000	40,000	USGOM	BHP Billiton	Jul-14	Mar-17	595,000	N/A
Dhirubhai Deepwater KG1	(6), (7), (8)	ship	*	2009	12,000	35,000	Brazil	Petrobras	Nov-14	Dec-17	450,000	510,000
Discoverer India	(11)	ship	*	2010	12,000	40,000	USGOM	Reliance	Sep-13	Sep-16	528,000	499,000
							India	Reliance	Sep-16	Nov-20	508,000	528,000
Petrobras 10000	(6), (7), (8)	ship	*	2009	12,000	37,500	Brazil	Petrobras	Feb-11	Aug-19	439,000	N/A
Discoverer Enterprise		ship	*	1999	10,000	35,000	USGOM	BP	Jan-14	Nov-14	615,000	515,000
Discoverer Spirit		ship	*	2000	10,000	35,000	USGOM
GSF C.R. Luigs	(6)	ship	*	2000	10,000	35,000	USGOM	BHP Billiton	Feb-14	Aug-14	580,000	540,000
GSF Jack Ryan	(6)	ship	*	2000	10,000	35,000	Ghana	Lukoil	May-14	Aug-14	480,000	297,000
Deepwater Pathfinder	(6)	ship	*	1998	10,000	30,000	USGOM	ENI	Aug-10	Apr-15	681,000	550,000
Cajun Express	(6), (7)	semi	*	2001	8,500	35,000	Senegal	Cairn Energy	Jul-14	Sep-14	596,000	643,000
							Ivory Coast	CNR	Dec-14	Nov-15	495,000	596,000
Deepwater Nautilus	(6), (8)	semi		2000	8,000	30,000	USGOM	Shell	Aug-12	Aug-17	533,000	551,000
GSF Explorer		ship	*	1972/1998	7,800	30,000	India	ONGC	Jul-13	Oct-14	412,000	N/A
Sedco Energy	(14)	semi	*	2001	7,500	35,000	Congo	Total	Sep-14	Oct-15	395,000	N/A
Sedco Express	(13)	semi	*	2001	7,500	35,000	Nigeria	ENI	Apr-14	Oct-14	455,000	600,000

High Specification Floaters: Deepwater

Deepwater Navigator	(7), (8), (12)	ship	*	1971/2000	7,200	25,000	Brazil	Petrobras	May-11	Feb-16	377,000	190,000
GSF Celtic Sea		semi		1982/1998	5,750	25,000	Angola	ExxonMobil	Aug-13	Oct-14	328,000	324,000
							Angola	Vaalco	Nov-14	Dec-14	338,000	328,000
Jack Bates	(7)	semi		1986/1997	5,400	30,000	Australia	Inpex	Oct-14	Feb-15	420,000	380,000

High Specification Floaters: Harsh Environment

Transocean Arctic	(6), (7)	semi		1986	1,650	25,000	NNS	Rig Management Norway	Jul-14	Jan-16	414,000	414,000
	(6), (7)						NNS	OMV	Jan-16	Jun-16	513,000	414,000

Midwater Floaters

GSF Rig 135		semi		1983	2,800	25,000	Congo	Total	Jul-13	Aug-14	387,000	340,000
	(7)						Nigeria	NPDC	Nov-14	May-15	311,000	387,000
GSF Rig 140	(6)	semi		1983	2,800	25,000	India	ONGC	Mar-12	Dec-14	260,000	N/A
GSF Arctic III	(7)	semi		1984	1,800	25,000	UKNS	Chevron	Apr-14	Oct-14	411,000	336,000
Actinia		semi		1982	1,500	25,000	India	ONGC	Jun-12	Sep-15	190,000	222,000

High Specification Jackups

GSF Galaxy III	(7)			1999	400	30,000	UKNS	Nexen	Jul-14	Aug-14	160,000	180,000

Fixed-Price Options - See Footnote 10

High Specification Floaters: Deepwater

GSF Celtic Sea		semi		1982/1998	5,750	25,000	Angola	Vaalco	Dec-14	Feb-15	338,000	338,000

Jack Bates	(7)	semi		1986/1997	5,400	30,000	Australia	Inpex	Feb-15	Feb-16	420,000	420,000
							Australia	Inpex	Feb-16	Jul-16	420,000	420,000

Updated: August 21, 2014

Revisions Noted in Bold

Dynamically positioned *

	Estimated Out of Service Days (4)				Estimated Out of Service Days (4)
	2014				2015
Rig Type/Name	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

High Specification Floaters: Transocean Partners LLC

Discoverer Clear Leader
Discoverer Inspiration
Development Driller III

High Specification Floaters: Ultra-Deepwater

Deepwater Asgard	—	—	—	—	—	—	—	—
Deepwater Invictus	—	—	—	—	—	—	—	—
Dhirubhai Deepwater KG1	—	—	47	87	—	16	14	—
Discoverer India	—	—	—	—	—	45	—	—
	—	—	—	—	—	—	—	—
Petrobras 10000	—	—	16	49	—	—	—	—
Discoverer Enterprise	—	—	—	7	—	—	—	—
Discoverer Spirit	—	—	69	84	—	—	—	—
GSF C.R. Luigs	—	—	30	91	—	—	—	—
GSF Jack Ryan	—	—	—	—	—	32	92	—
Deepwater Pathfinder	—	—	—	45	17	—	—	—
Cajun Express	—	—	—	54	—	—	—	—
	—	—	—	—	—	—	—	—
Deepwater Nautilus	—	—	—	—	90	45	—	—
GSF Explorer	—	—	—	—	—	—	—	—
Sedco Energy	—	—	—	—	—	—	—	81
Sedco Express	—	—	—	—	—	—	75	13

High Specification Floaters: Deepwater

Deepwater Navigator	—	—	16	1	—	45	—	—
GSF Celtic Sea	—	—	—	18	—	—	—	—

Jack Bates	—	—	—	—	—	—	—	—

High Specification Floaters: Harsh Environment

Transocean Arctic	—	—	70	14	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—
Midwater Floaters

GSF Rig 135	—	—	—	—	—	—	—	—

GSF Rig 140	—	—	—	—	24	—	—	—
GSF Arctic III	—	—	—	77	19	—	—	—
Actinia	—	—	—	—	21	—	11	10

High Specification Jackups

GSF Galaxy III	—	—	30	—	4	91	5	—

Fixed-Price Options - See Footnote 10

High Specification Floaters: Deepwater

GSF Celtic Sea

Jack Bates

Updated: August 21, 2014

Revisions Noted in Bold

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.
(2)

Estimated Contract Start and Estimated Expiration Dates are presented as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2014 will be reported as commencing in April 2014) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2014 will be reported as commencing in May 2014). Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)

Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Customer Contract Duration and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)

The out of service time represents those days where a rig is scheduled to be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.
(6)	Reflects the current contracted dayrate which could reflect prior cost escalations and could change in the future due to further cost escalations.
(7)	Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.
(8)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.
(9)

On February 26, 2014, a subsidiary of Transocean Ltd. awarded contracts to Sembcorp Marine’s subsidiary, Jurong Shipyard, in Singapore for construction of two newbuild dynamically positioned ultra-deepwater drillships. The two drillships are expected to be delivered from the shipyard in the second quarter of 2017 and the first quarter of 2018, respectively.

(10)

Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11)

The customer may elect to have the operating dayrate for the last five years of the contract fluctuate based on crude oil price with a floor of $458,250 corresponding to a crude oil price of less than or equal to $50 per barrel, and a ceiling of $558,250 corresponding to a crude oil price of $100 per barrel or greater.

(12)

While the customer has the option to add any out of service days to the end of the contract, the Estimated Expiration Date does not reflect any extension due to this option until actually exercised by the customer.

(13)

By mutual agreement (related to a previous fire incident on the rig), dayrate will be $455,000 from May 1, 2014 to October 15, 2014.  If there is a well-in-progress at October 15, 2014, the dayrate will revert back to $600,000.

(14)	Reflects the dayrate while the Sedco Energy is used for deepwater or dynamic positioning programs. When the rig is used for midwater moored programs, the dayrate will be $370,475.
(15)	The rig is owned by Transocean Partners LLC in which the company owns less than a 100 percent interest.
(16)

Mobilization, customer commissioning and acceptance testing commenced in March 2014. Revenue of approximately $52 million earned from March 2014 to July 2014 will be recognized over the remaining three-year contract period ending in March 2017.

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation). Changes in estimated out of service time are noted where changes in the time Transocean anticipates that a rig is scheduled to be out of service and not be available to earn an operating dayrate have changed by a period of 15 days or longer for all rig classifications since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report.  The changes to estimated out of service time included in this Fleet Status may not be firm and could change significantly based on a variety of factors.  Any significant changes to our estimates of out of service time will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements.  Shipyards refers to periods during which the rig is out of service as a result of other scheduled shipyards, surveys, repairs, regulatory inspections or other scheduled service or work on the rig.

In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary  contract term of the drilling project, although such compensation is not typically significant in relation to the revenues generated by the dayrates we charge our customers.   When mobilization or demobilization occurs during a contract period, we recognize revenues as earned.  In instances where mobilization or demobilization time occurs before or between the start of a contract period, the stated estimated contract start date represents the expected commencement date for the primary contract term of the drilling project and the point at which we expect to begin recognizing revenues.

Forward-Looking Statement.  The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of seven of the company’s premium harsh environment rigs, the semisubmersibles Transocean Barents, Transocean Spitsbergen, Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.  The category titled “High Specification Jackups” consists of high performance jackup rigs that possess the ability to drill in water depths of 400 feet or less.

Stacking.  An “Idle” rig is between contracts, readily available for  operations, and operating costs are typically at or near normal levels.  A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity.  However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.